UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3480

Fidelity Oxford Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2005

Item 1. Reports to Stockholders

Fidelity® Four-in-One Index Fund

Semiannual Report August 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	6	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	7	A complete list of the fund’s investments
		with their market values.
Financial Statements	8	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	12	Notes to the financial statements.
Board Approval of	15
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1 800 SEC 0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Chairman’s Message

(photograph of Edward C Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that per mit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offend ers should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 to August 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. Various account fees may also be payable to the custodian for certain services. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in underlying Fidelity funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. Various account fees may also be payable to the custodian for certain services. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a share holder in underlying Fidelity funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Semiannual Report

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	March 1, 2005
	March 1, 2005	August 31, 2005	to August 31, 2005
Actual	$1,000.00	$1,032.60	$.41
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,024.80	$.41

* Expenses are equal to the Fund’s annualized expense ratio of .08%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period). The fees and expenses of the underlying Fidelity funds in which the fund invests are not included in the fund’s annualized expense ratio.

5 Semiannual Report

Investment Changes

Fund Holdings as of August 31, 2005
	% of fund’s	% of fund’s	Target
	investments	investments	Investment
		6 months ago	Allocation
Spartan 500 Index Fund	54.4%	54.9%	55.0%
Spartan Extended Market Index Fund	15.7	15.1	15.0
Spartan International Index Fund	15.1	15.1	15.0
Fidelity U.S. Bond Index Fund	14.8	14.9	15.0
	100%	100%	100%

Semiannual Report

Investments August 31, 2005 (Unaudited)

Showing Percentage of Total Value of Investment in Securities

Equity Funds 85.2%

	Shares	Value (Note 1)
Domestic Equity Funds – 70.1%
Spartan 500 Index Fund	6,357,588	$ 537,216,202
Spartan Extended Market Index Fund	4,572,739	155,198,772
TOTAL DOMESTIC EQUITY FUNDS		692,414,974
International Equity Funds – 15.1%
Spartan International Index Fund	4,441,267	148,693,615
TOTAL EQUITY FUNDS
(Cost $779,135,259)		841,108,589
Fixed Income Funds 14.8%
Investment Grade Fixed Income Funds 14.8%
Fidelity U.S. Bond Index Fund
(Cost $144,061,606)	13,162,888	146,239,684
TOTAL INVESTMENT IN SECURITIES 100%
(Cost $923,196,865)		$ 987,348,273

See accompanying notes which are an integral part of the financial statements.

7 Semiannual Report

Financial Statements

Statement of Assets and Liabilities
	August 31, 2005 (Unaudited)

Assets
Investment in securities, at value (cost $923,196,865)
See accompanying schedule		$987,348,273
Cash		62
Receivable for investments sold		240,957
Receivable for fund shares sold		974,584
Receivable from investment adviser for expense
reductions		15,993
Total assets		988,579,869

Liabilities
Payable for investments purchased	$54
Payable for fund shares redeemed	1,137,492
Accrued management fee	81,598
Total liabilities		1,219,144

Net Assets		$987,360,725
Net Assets consist of:
Paid in capital		$920,167,577
Undistributed net investment income		5,215,520
Accumulated undistributed net realized gain (loss) on
investments		(2,173,780)
Net unrealized appreciation (depreciation) on
investments		64,151,408
Net Assets, for 38,061,125 shares outstanding		$987,360,725
Net Asset Value, offering price and redemption price per
share ($987,360,725 ÷ 38,061,125 shares)		$25.94

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Statement of Operations
	Six months ended August 31, 2005 (Unaudited)

Investment Income
Income distributions from underlying funds		$5,995,818
Interest		61
Total income		5,995,879

Expenses
Management fee	$454,796
Independent trustees’ compensation	1,942
Total expenses before reductions	456,738
Expense reductions	(91,459)	365,279

Net investment income (loss)		5,630,600
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(54,705)
Capital gain distributions from underlying funds	760,709	706,004
Change in net unrealized appreciation (depreciation) on
underlying funds		25,527,342
Net gain (loss)		26,233,346
Net increase (decrease) in net assets resulting from
operations		$31,863,946

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Financial Statements continued

Statement of Changes in Net Assets
	Six months ended	Year ended
	August 31, 2005	February 28,
	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,630,600	$12,794,263
Net realized gain (loss)	706,004	(72,402)
Change in net unrealized appreciation (depreciation) .	25,527,342	48,649,227
Net increase (decrease) in net assets resulting
from operations	31,863,946	61,371,088
Distributions to shareholders from net investment income .	—	(12,864,232)
Distributions to shareholders from net realized gain	(350,483)	(489,536)
Total distributions	(350,483)	(13,353,768)
Share transactions
Proceeds from sales of shares	183,335,548	351,134,052
Reinvestment of distributions	336,586	12,686,073
Cost of shares redeemed	(76,671,851)	(115,291,732)
Net increase (decrease) in net assets resulting from
share transactions	107,000,283	248,528,393
Total increase (decrease) in net assets	138,513,746	296,545,713

Net Assets
Beginning of period	848,846,979	552,301,266
End of period (including undistributed net investment
income of $5,215,520 and undistributed net
investment income of $742,138, respectively)	$987,360,725	$848,846,979

Other Information
Shares
Sold	7,314,506	14,710,318
Issued in reinvestment of distributions	13,610	506,535
Redeemed	(3,045,728)	(4,835,347)
Net increase (decrease)	4,282,388	10,381,506

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Financial Highlights
	Six months ended
	August 31, 2005		Years ended February 28,
	(Unaudited)	2005	2004G	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period .	$ 25.13	$ 23.61	$ 17.37	$ 21.29	$ 23.64	$ 27.07
Income from Investment
Operations
Net investment income
(loss)D	15.45		.37	.36	.39	.47
Net realized and un
realized gain (loss)	.67	1.51	6.21	(3.90)	(2.26)	(3.23)
Total from investment
operations	82	1.96	6.58	(3.54)	(1.87)	(2.76)
Distributions from net
investment income	—	(.42)	(.34)	(.38)	(.45)	(.50)
Distributions in excess of
net investment income	—	—	—	—	—	(.07)
Distributions from net
realized gain	(.01)	(.02)	—	—	(.03)	(.10)
Total distributions	(.01)	(.44)	(.34)	(.38)	(.48)	(.67)
Net asset value,
end of period	$ 25.94	$ 25.13	$ 23.61	$ 17.37	$ 21.29	$ 23.64
Total ReturnB,C	3.26%	8.31%	38.01%	(16.70)%	(7.97)%	(10.35)%
Ratios to Average Net AssetsE,F
Expenses before
expense reductions	10%A	.10%	.10%	.10%	.10%	.10%
Expenses net of
voluntary waivers,
if any	08%A	.08%	.08%	.08%	.08%	.08%
Expenses net of all
reductions	08%A	.08%	.08%	.08%	.08%	.08%
Net investment income
(loss)	1.23%A	1.90%	1.76%	1.87%	1.77%	1.77%
Supplemental Data
Net assets,
end of period
(000 omitted)	$987,361	$848,847	$552,301	$265,322	$286,443	$318,033
Portfolio turnover rate	%A	3%	7%	18%	21%	23%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Amounts do not include the activity of the underlying funds.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reduc tions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Notes to Financial Statements

For the period ended August 31, 2005 (Unaudited)

1. Significant Accounting Policies.

Fidelity Four in One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Delaware statutory trust. The fund invests primarily in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Geode Capital Manage ment, LLC serves as sub adviser for the underlying stock funds. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Funds are valued at their net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of pre mium and accretion of discount on debt securities.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Semiannual Report

12

1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Book tax differences are primarily due to the short term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$85,089,140
Unrealized depreciation	(23,450,938)
Net unrealized appreciation (depreciation)	$61,638,202
Cost for federal income tax purposes	$925,710,071

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), which are paid to the fund, are then paid to the Underlying Funds with redemption fees. For the period, the fund received $17,548, of which $8,978, $3,673, and $4,897 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and redemptions of the underlying fund shares aggregated $114,185,735 and $1,145,677, respectively.

13 Semiannual Report

Notes to Financial Statements (Unaudited) continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the fund with investment management related services. For these services the fund pays a monthly management fee to Strategic Advisers. The management fee is computed at an annual rate of .10% of the fund’s average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the indepen dent Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the independent Trustees and certain exceptions such as interest expense. FMR also con tracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund’s average net assets. The fund does not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded .08% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $91,459.

6. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

The fund does not invest in the Underlying Funds for the purpose of exercising manage ment or control; however, investments by the fund within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets. At the end of the period, the fund was the owner of record of approximately 11% of the total outstanding shares of Spartan International Index Fund.

Semiannual Report

14

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Four in One Index Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and administra tion agreement (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

15 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, Strategic Advisers, Inc., and the administra tor, FMR, (together, the Investment Advisers), including the background of the funds’ portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment opera tions and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund

Semiannual Report

16

available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a propri etary custom index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund’s proprietary custom index is an index developed by FMR that represents the performance of the indexes to which the underlying funds seek to correspond and is based on the target of weightings of each underlying fund in the fund.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one year period, the first quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time, but considered that, unlike the bench mark, the fund has fees and transaction costs.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical “net management fee,” which is derived by subtracting payments made by FMR (under the administration agreement) for non management expenses (including pricing and bookkeeping fees and custody

Semiannual Report

18

fees) from the fund’s all inclusive fee. In this regard, the Board realizes that net manage ment fees can vary from year to year because of differences in non management expenses.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s hypothetical net management fee as well as the fund’s all inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees paid by FMR under the administration agreement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competi tive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive

19 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board

Semiannual Report

20

considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that each fund’s existing Advisory Contracts should be renewed.

21 Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.)

Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015
Selling shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035
Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015
General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
Selling shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035
Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015
General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Investment Adviser
Strategic Advisers, Inc.
Boston, MA
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY
The Fidelity Telephone Connection
Mutual Fund 24 Hour Service

Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®)	(automated_phone_logo) 1-800-544-5555

(automated_phone_logo) Automated line for quickest service

IDV USAN-1005 1.790939.102

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Oxford Street Trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	October 21, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	October 21, 2005